News Release
Artio Global Investors Inc.

Artio Global Investors Reports Second Quarter 2011 Results;
Announces Quarterly Dividend of $0.06 Per Share

NEW YORK, NY, July 28, 2011 – Artio Global Investors Inc. (NYSE: ART) (“Artio Global Investors”, together with its subsidiaries, “Artio Global” or the “Company”) today reported its results for the quarter ended June 30, 2011.

Financial Update

•
Adjusted1 net income attributable to Artio Global Investors of $23.3 million, or $0.39 per diluted share, for the second quarter of 2011 (GAAP net income attributable to Artio Global Investors of $21.2 million, or $0.36 per diluted share)

•	Assets under management of $46.8 billion as of June 30, 2011

•	Investment management fees of $78.2 million for the second quarter of 2011

•	Effective fee rate2 of 63.0 basis points for the second quarter of 2011

•	Adjusted operating margin of 50.5% for the second quarter of 2011

•	Quarterly dividend of $0.06 per share on Class A and Class C common stock

The Company’s adjusted results for all periods assume the Principals’3 non-controlling interests have been fully exchanged for shares of Class A common stock and exclude the effects of the amortization of restricted stock units (“RSUs”) granted at the time of the Company’s initial public offering (“IPO”).  Adjusted results are presented to provide more meaningful comparisons between periods.

1	See Exhibits 3 - 5 of this news release for a reconciliation of the Company’s U.S. GAAP results to its non-GAAP adjusted results (“adjusted”).
2	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
3	Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer, and Rudolph-Riad Younes, Head of International and Global Equities, are collectively referred to as the “Principals”.

For the second quarter of 2011, adjusted net income attributable to Artio Global Investors was $23.3 million, or $0.39 per diluted share, a decrease of 4% and 5%, respectively, from adjusted net income attributable to Artio Global Investors of $24.2 million, or $0.41 per diluted share, for the first quarter of 2011, and a decrease in each case of 5% from adjusted net income attributable to Artio Global Investors of $24.4 million, or $0.41 per diluted share, for the second quarter of 2010.

On a GAAP basis, net income attributable to Artio Global Investors for the second quarter of 2011 was $21.2 million, or $0.36 per diluted share, a decrease of 4% and 5%, respectively, from net income attributable to Artio Global Investors of $22.0 million, or $0.38 per diluted share, for the first quarter of 2011.  Compared to the second quarter of 2010, net income attributable to Artio Global Investors increased 12%, from $19.0 million, while earnings per diluted share decreased 5% from $0.38.

For the first six months of 2011, adjusted net income attributable to Artio Global Investors was $47.5 million, or $0.80 per diluted share, a decrease of 9% and 7%, respectively, from adjusted net income attributable to Artio Global Investors of $51.9 million, or $0.86 per diluted share, for the first six months of 2010.

On a GAAP basis, net income attributable to Artio Global Investors for the first six months of 2011 was $43.2 million, or $0.74 per diluted share.  Compared to the first six months of 2010, net income attributable to Artio Global Investors increased 14% from $37.8 million, while earnings per diluted share decreased 8% from $0.80.

The following tables compare the Company’s GAAP results and adjusted results.  See Exhibits 3 – 5 of this news release for a reconciliation of GAAP results to adjusted results.

	Three Months Ended (in millions, except per share amounts)
	Jun. 30, 2011	Jun. 30, 2010	% Change	Mar. 31, 2011	% Change
Revenue4, GAAP	$78.2	$83.3	(6)%	$82.2	(5)%
Operating income, GAAP	$36.8	$42.6	(14)%	$39.1	(6)%
Operating income, adjusted	$39.5	$45.3	(13)%	$41.7	(5)%
Net income attributable to Artio Global Investors, GAAP	$21.2	$19.0	12%	$22.0	(4)%
Net income attributable to Artio Global Investors, adjusted	$23.3	$24.4	(5)%	$24.2	(4)%
Diluted EPS, GAAP	$0.36	$0.38	(5)%	$0.38	(5)%
Diluted EPS, adjusted	$0.39	$0.41	(5)%	$0.41	(5)%

	Six Months Ended (in millions, except per share amounts)
	Jun. 30, 2011	Jun. 30, 2010	% Change
Revenue4, GAAP	$160.3	$169.0	(5)%
Operating income, GAAP	$75.9	$88.3	(14)%
Operating income, adjusted	$81.2	$94.0	(14)%
Net income attributable to Artio Global Investors, GAAP	$43.2	$37.8	14%
Net income attributable to Artio Global Investors, adjusted	$47.5	$51.9	(9)%
Diluted EPS, GAAP	$0.74	$0.80	(8)%
Diluted EPS, adjusted	$0.80	$0.86	(7)%

4	Represents total revenues and other operating income.

Business Update5

•	Five of the Company’s nine eligible mutual funds6 were in the top quartile of Lipper performance rankings for the three-year period ended June 30, 2011

•	Three of the Company’s five eligible mutual funds7 were in the top third of Lipper performance rankings for the five-year period ended June 30, 2011

•	Seven of the Company’s nine eligible mutual funds8 were rated four or five stars by Morningstar, as of June 30, 2011

•	Net client cash outflows were $4.5 billion for the second quarter of 2011

•	The Company launched the Artio Local Emerging Markets Debt Fund in the second quarter of 2011, utilizing $22.0 million of Company seed capital

•	The Company further expanded its distribution efforts, establishing a presence in Sydney to pursue opportunities in Australia, New Zealand and Asia

Management Commentary

“Although our International Equity strategies saw further outflows during the second quarter, we are encouraged by the outperformance that some of our long-held investment themes have generated in these strategies since late February,” said Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer.

“We continue to execute on our long-term business objectives by reinvesting for future growth and maintaining a disciplined approach to capital management. During the second quarter we added selectively to our product offerings and further expanded our distribution outside of the
United States.”

“Also, we are pleased to note that our series of US Equity strategies recently reached their five-year anniversary. Given their strong performance to date, with all four ranking in the top quartile of Lipper rankings for performance since inception5,9, we believe they are well positioned to attract additional assets.”

5	See section entitled “Fund Performance and Other Disclaimers” and Exhibit 8 of this news release for further information about Lipper and Morningstar rankings.
6	Class I mutual fund shares with a three-year track record; other classes may have different performance characteristics.
7	Class I mutual fund shares with a five-year track record; other classes may have different performance characteristics.
8	Class I mutual fund shares; other classes may have different performance characteristics.
9	Class I mutual fund shares as of July 25, 2011; other classes may have different performance characteristics.

Second Quarter of 2011 Comparison with Second Quarter of 2010

Assets Under Management and Net Client Cash Flows

Assets under management were $46.8 billion as of June 30, 2011, down $2.2 billion, or 4%, from $49.0 billion as of June 30, 2010, due to net client cash outflows, partly offset by market appreciation.

Net client cash outflows for the second quarter of 2011 were $4.5 billion, driven primarily by net client cash outflows from our International Equity I and II strategies, and included $0.4 billion of low-margin short-term U.S. dollar fixed income assets from within our High Grade Fixed Income strategy.10

Revenues and Other Operating Income

Revenues and other operating income for the second quarter of 2011 totaled $78.2 million, down 6% from $83.3 million for the second quarter of 2010.  The decrease was driven primarily by lower investment management fees of $78.2 million for the second quarter of 2011, down 7% from $83.8 million for the second quarter of 2010, due primarily to lower average assets under management.

Expenses

Employee Compensation and Benefits

For the second quarter of 2011, adjusted employee compensation and benefits expenses were $23.2 million, up 5% from $22.0 million for the second quarter of 2010.  The increase was due primarily to higher costs related to the amortization of deferred incentive compensation awards, accruals related to the Company’s long-term incentive plan implemented in 2011, and higher costs due to an increase in headcount, partly offset by a decrease in incentive compensation accruals.

GAAP employee compensation and benefits expenses for the second quarter of 2011 were $25.8 million, up 5% from $24.6 million for the second quarter of 2010.  The increase was due primarily to the reasons noted above.

10	See Exhibit 7 for more information on “Assets under Management by Investment Strategy”.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the second quarter of 2011 were $5.2 million, down 8% from $5.6 million for the second quarter of 2010, driven primarily by lower custody fees and marketing expenses.

General and Administrative Expenses

General and administrative expenses for the second quarter of 2011 were $10.4 million, a decrease of 1% from the second quarter of 2010, due to professional fees incurred in connection with the Company’s secondary offering in the second quarter of 2010, and lower outsourced services expenses, partly offset by higher levels of recurring costs in the second quarter of 2011.

Income Taxes

For the second quarter of 2011, the adjusted effective tax rate was 41.0%, 4.2 percentage points lower than the 45.2% adjusted effective tax rate for the second quarter of 2010.  The decrease was due primarily to true-ups to prior years’ state and local amended tax returns in the second quarter of 2010, the non-deductibility of secondary offering related expenses in the second quarter of 2010 and a lower apportionment of income for state and local tax purposes in the second quarter of 2011.

The GAAP effective tax rate was 40.6% for the second quarter of 2011, 2.8 percentage points higher than the 37.8% GAAP effective tax rate for the second quarter of 2010, due primarily to an increase in the proportion of pre-tax income subject to federal and state taxes, 11 partly offset by the reasons noted above.

Second Quarter of 2011 Comparison with First Quarter of 2011

Assets Under Management

Assets under management were $46.8 billion as of June 30, 2011, a decrease of $4.5 billion, or 9%, from $51.3 billion as of March 31, 2011, due primarily to net client cash outflows.

11
Following the Principals’ exchanges in 2010 of an aggregate of 14,400,000 New Class A Units for 14,400,000 shares of Class A common stock, Artio Global Investors’ economic ownership in Artio Global Holdings LLC increased from approximately 74% to approximately 98%.

Revenues and Other Operating Income

Revenues and other operating income for the second quarter of 2011 totaled $78.2 million, down 5% from $82.2 million for the first quarter of 2011, driven primarily by lower investment management fees.  Investment management fees were $78.2 million for the second quarter of 2011, down 4% from $81.8 million for the first quarter of 2011, due primarily to a decrease in average assets under management.

Expenses

Employee Compensation and Benefits

For the second quarter of 2011, adjusted employee compensation and benefits expenses were $23.2 million, down 9% from $25.4 million for the first quarter of 2011, due primarily to a decrease in incentive compensation accruals.

GAAP employee compensation and benefits expenses for the second quarter of 2011 were $25.8 million, down 8% from $28.0 million for the first quarter of 2011, due primarily to the reason noted above.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the second quarter of 2011 were $5.2 million, an increase of 6% from $4.9 million for the first quarter of 2011, due primarily to an increase in marketing expenses.

General and Administrative Expenses

General and administrative expenses of $10.4 million for the second quarter of 2011 increased 2% from $10.2 million for the first quarter of 2011.

Income Taxes

For the second quarter of 2011, the adjusted effective tax rate was 41.0%, 1.5 percentage points lower than the 42.5% adjusted effective tax rate for the first quarter of 2011.  The decrease was due primarily to the write-off of certain deferred tax assets in the first quarter of 2011.

The GAAP effective tax rate was 40.6% for the second quarter of 2011, 1.6 percentage points lower than the 42.2% GAAP effective tax rate for the first quarter of 2011, due primarily to the reason noted above.

Liquidity and Capital

As of June 30, 2011, the Company had cash and cash equivalents (excluding amounts held in consolidated investment products) of $67.9 million, investments held for deferred compensation of $11.8 million and an undrawn $100.0 million committed revolving credit facility.  During the second quarter of 2011, in accordance with the terms of the credit agreement, the Company repaid $4.5 million of its term debt facility, reducing the outstanding balance to $46.5 million.

Total stockholders’ equity on the Statement of Financial Position was $149.2 million as of June 30, 2011, compared to $103.6 million as of December 31, 2010.

Share Repurchase

The Company has authorization to repurchase up to 3,000,000 shares of its common stock through December 31, 2013, and as of June 30, 2011, the Company had not repurchased any shares under this program.

Shares

As of June 30, 2011, the total number of shares of Class A, Class B and Class C common stock outstanding was 59,606,970.

For purposes of calculating adjusted earnings per diluted share, all 1.2 million of the Principals’ New Class A Units, held in the intermediate holding company as of the beginning of the period, are assumed to have been fully exchanged into shares of Class A common stock on the first day of the period.

Dividend

On July 25, 2011, the Board of Directors declared a dividend of $0.06 per share on the Class A and Class C common stock for the second quarter of 2011, which is payable on August 24, 2011, to stockholders of record as of the close of business on August 10, 2011.

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Teleconference and Webcast Details

The Company will host a conference call for analysts and investors to review second quarter 2011 results, today, July 28, 2011, beginning at 8:00 a.m. (Eastern Time).  The call will be open to the public and can be accessed by dialing +1-888-680-0860 (inside the United States) or +1-617-213-4852 (outside the United States).  The number should be dialed at least ten minutes prior to the start of the call.  The passcode for the call will be 20779627.  A simultaneous webcast of the call (on a listen-only basis), as well as an audio replay, will be available at www.ir.ArtioGlobal.com.

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About Us

Artio Global Investors is the indirect holding company of Artio Global Management LLC ("Artio Global"), a registered investment adviser that actively invests in global equity and fixed income markets, primarily for institutional and intermediary clients.  Headquartered in New York, Artio Global has offices in Los Angeles, Toronto, London and Sydney.

Best known for International Equity, Artio Global also offers a select group of other equity and fixed income investment strategies, including Global Equity, a series of US Equity strategies, High Grade Fixed Income, High Yield and Local Emerging Markets Debt. Access to these strategies is offered through a variety of investment vehicles including separate accounts, commingled funds and mutual funds.

Since 1995 our investment professionals have built a successful long-term track record by taking an unconventional approach to investing. Based on a philosophy of style-agnostic investing across a broad range of opportunities, we have consistently pursued a global approach that we believe provides critical insights, thereby adding value for clients over the long term.

For more information, please visit www.artioglobal.com.

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Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this news release may, and the related prepared remarks do, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intrinsic value of our common stock, investor behavior, net client cash flows, our compensation costs and adjusted compensation ratio, future tax rate, use of our free cash flow, potential share repurchases and declaration of dividends.  These forward-looking statements are based on the Company’s current assumptions, expectations and projections about future events.  Words like “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project”, and similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain these words.  These forward-looking statements discuss matters that necessarily involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements.

Among the factors that could cause actual results to differ from those expressed or implied by a forward-looking statement are those described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s report on Form 10-K (File No. 001-34457) filed with the Securities and Exchange Commission on February 25, 2011. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance, or achievements.

Any forward-looking statements in this news release and the related prepared remarks speak only as of the date of this news release.  The related prepared remarks may contain information about the Company subsequent to June 30, 2011.  The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any forward-looking statements to reflect circumstances existing after the date of this release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

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Contacts

Investor Relations:	Media Relations:
Peter Sands	Ashley Schmidt
Head of Investor Relations	Intermarket Communications
+1 212 297 3891	+1 212 754 5438
ir@artioglobal.com	aschmidt@intermarket.com

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Fund Performance and Other Disclaimers

Lipper rankings are for Class I mutual fund shares with a five-year track record only.  Other classes may have different performance characteristics.  Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds and fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Morningstar rankings are for Class I mutual fund shares with a minimum three-year track record.  For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)  The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.  A fund’s independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating.

Data presented reflect past performance, which is no guarantee of future results. © 2011 Morningstar, Inc. All Rights Reserved.

This news release is not, and should not be considered, sales material and is not an offer or a solicitation for any securities.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 1
Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Six Months Ended		% Change From
	Jun. 30, 2011	Jun. 30, 2010	Mar. 31, 2011	Jun. 30, 2010	Mar. 31, 2011	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2010
Revenues and other operating income:
Investment management fees	$78,209	$83,841	$81,776	(7)%	(4)%	$159,985	$169,128	(5)%
Net gains (losses) on securities held for deferred compensation	(56)	(461)	419	88%	(113)%	363	(140)	NM
Foreign currency losses	(2)	(45)	(18)	96%	89%	(20)	(22)	9%
Total revenues and other operating income	78,151	83,335	82,177	(6)%	(5)%	160,328	168,966	(5)%

Expenses:
Employee compensation and benefits	25,812	24,647	28,018	5%	(8)%	53,830	49,816	8%
Shareholder servicing and marketing	5,163	5,598	4,865	(8)%	6%	10,028	10,146	(1)%
General and administrative	10,357	10,445	10,172	(1)%	2%	20,529	20,730	(1)%
Total expenses	41,332	40,690	43,055	2%	(4)%	84,387	80,692	5%

Operating income before income tax expense	36,819	42,645	39,122	(14)%	(6)%	75,941	88,274	(14)%

Non-operating income (loss)	(156)	(648)	565	76%	(128)%	409	(1,309)	131%
Income before income tax expense	36,663	41,997	39,687	(13)%	(8)%	76,350	86,965	(12)%

Income taxes	14,869	15,892	16,751	(6)%	(11)%	31,620	30,659	3%
Net income	21,794	26,105	22,936	(17)%	(5)%	44,730	56,306	(21)%

Net income attributable to non-controlling interests in AGH (6)	719	7,150	769	(90)%	(7)%	1,488	18,483	(92)%
Net income (loss) attributable to non-controlling interests in CIP (7)	(75)	-	135	NM	(156)%	60	-	NM
Net income attributable to Artio Global Investors	$21,150	$18,955	$22,032	12%	(4)%	$43,182	$37,823	14%

Net income per share attributable to Artio Global Investors:
Basic	$0.36	$0.38	$0.38	(5)%	(5)%	$0.74	$0.81	(9)%
Diluted	$0.36	$0.38	$0.38	(5)%	(5)%	$0.74	$0.80	(8)%

Weighted average shares used in net income per share attributable to Artio Global Investors:
Basic	58,392,969	49,425,061	58,353,622	18%	0%	58,373,404	46,956,331	24%
Diluted (5)	58,576,859	60,322,994	58,403,877	(3)%	0%	58,475,249	47,151,819	24%

NM - Not Meaningful

Assets under management ($ in millions)	$46,835	$48,995	$51,328	(4)%	(9)%	$46,835	$48,995	(4)%

Average assets under management ($ in millions) (1)	$49,783	$53,001	$52,659	(6)%	(5)%	$51,206	$53,490	(4)%

Effective fee rate (basis points) (2)	63.0	63.4	63.0			63.0	63.8

Effective tax rate	40.6%	37.8%	42.2%			41.4%	35.3%

Employee compensation and benefits as a percentage of total revenues and other operating income (3)	33.0%	29.6%	34.1%			33.6%	29.5%

Operating margin (4)	47.1%	51.2%	47.6%			47.4%	52.2%

1.  Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
2.  Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
3.  Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
4.  Calculated as operating income before income tax expense divided by total revenues and other operating income.
5.  The effect of the assumed conversion of the Principals' New Class A units was antidilutive for the three months ended Jun. 30, 2011 and Mar. 31, 2011, and the six months ended June 30, 2011 and 2010.
6.  Represents non-controlling interests in Artio Global Holdings LLC.
7.  Represents non-controlling interests in Consolidated Investment Products.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 2
Non-GAAP Adjusted Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Six Months Ended		% Change From
	Jun. 30, 2011	Jun. 30, 2010	Mar. 31, 2011	Jun. 30, 2010	Mar. 31, 2011	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2010
Revenues and other operating income:
Investment management fees	$78,209	$83,841	$81,776	(7)%	(4)%	$159,985	$169,128	(5)%
Net gains (losses) on securities held for deferred compensation	(56)	(461)	419	88%	(113)%	363	(140)	NM
Foreign currency losses	(2)	(45)	(18)	96%	89%	(20)	(22)	9%
Total revenues and other operating income	78,151	83,335	82,177	(6)%	(5)%	160,328	168,966	(5)%

Expenses:
Employee compensation and benefits	23,168	22,037	25,394	5%	(9)%	48,562	44,045	10%
Shareholder servicing and marketing	5,163	5,598	4,865	(8)%	6%	10,028	10,146	(1)%
General and administrative	10,357	10,445	10,172	(1)%	2%	20,529	20,730	(1)%
Total expenses	38,688	38,080	40,431	2%	(4)%	79,119	74,921	6%

Operating income before income tax expense	39,463	45,255	41,746	(13)%	(5)%	81,209	94,045	(14)%

Non-operating income (loss)	(156)	(648)	565	76%	(128)%	409	(1,309)	131%
Income before income tax expense	39,307	44,607	42,311	(12)%	(7)%	81,618	92,736	(12)%

Income taxes	16,109	20,162	17,996	(20)%	(10)%	34,105	40,854	(17)%
Net income	23,198	24,445	24,315	(5)%	(5)%	47,513	51,882	(8)%

Net income attributable to non-controlling interests in AGH (5)	-	-	-	NM	NM	-	-	NM
Net income (loss) attributable to non-controlling interests in CIP (6)	(75)	-	135	NM	(156)%	60	-	NM
Net income attributable to Artio Global Investors	$23,273	$24,445	$24,180	(5)%	(4)%	$47,453	$51,882	(9)%

Net income per diluted share attributable to Artio Global Investors	$0.39	$0.41	$0.41	(5)%	(5)%	$0.80	$0.86	(7)%

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	59,776,859	60,322,994	59,603,877	(1)%	0%	59,675,249	60,272,261	(1)%

NM - Not Meaningful

Assets under management ($ in millions)	$46,835	$48,995	$51,328	(4)%	(9)%	$46,835	$48,995	(4)%

Average assets under management ($ in millions) (1)	$49,783	$53,001	$52,659	(6)%	(5)%	$51,206	$53,490	(4)%

Effective fee rate (basis points) (2)	63.0	63.4	63.0			63.0	63.8

Effective tax rate	41.0%	45.2%	42.5%			41.8%	44.1%

Employee compensation and benefits as a percentage of total revenues and other operating income (3)	29.6%	26.4%	30.9%			30.3%	26.1%

Operating margin (4)	50.5%	54.3%	50.8%			50.7%	55.7%

1.  Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
2.  Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
3.  Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
4.  Calculated as operating income before income tax expense divided by total revenues and other operating income.
5.  Represents non-controlling interests in Artio Global Holdings LLC.
6.  Represents non-controlling interests in Consolidated Investment Products.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 3
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Three Months Ended Jun. 30, 2011				Three Months Ended Jun. 30, 2010				Three Months Ended Mar. 31, 2011
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$78,209	$-		$78,209	$83,841	$-		$83,841	$81,776	$-		$81,776
Net gains (losses) on securities held for deferred compensation	(56)	-		(56)	(461)	-		(461)	419	-		419
Foreign currency losses	(2)	-		(2)	(45)	-		(45)	(18)	-		(18)
Total revenues and other operating income	78,151	-		78,151	83,335	-		83,335	82,177	-		82,177

Expenses:
Employee compensation and benefits	25,812	(2,644	)(a)	23,168	24,647	(2,610	)(a)	22,037	28,018	(2,624	)(a)	25,394
Shareholder servicing and marketing	5,163	-		5,163	5,598	-		5,598	4,865	-		4,865
General and administrative	10,357	-		10,357	10,445	-		10,445	10,172	-		10,172
Total expenses	41,332	(2,644)		38,688	40,690	(2,610)		38,080	43,055	(2,624)		40,431

Operating income before income tax expense	36,819	2,644		39,463	42,645	2,610		45,255	39,122	2,624		41,746

Non-operating income (loss)	(156)	-		(156)	(648)	-		(648)	565	-		565
Income before income tax expense	36,663	2,644		39,307	41,997	2,610		44,607	39,687	2,624		42,311

Income taxes	14,869	1,240	(b)	16,109	15,892	4,270	(b)	20,162	16,751	1,245	(b)	17,996
Net income	21,794	1,404		23,198	26,105	(1,660)		24,445	22,936	1,379		24,315

Net income attributable to non-controlling interests in AGH	719	(719	)(c)	-	7,150	(7,150	)(c)	-	769	(769	)(c)	-
Net income (loss) attributable to non-controlling interests in CIP	(75)	-		(75)	-	-		-	135	-		135
Net income attributable to Artio Global Investors	$21,150	$2,123		$23,273	$18,955	$5,490		$24,445	$22,032	$2,148		$24,180

Net income per diluted share attributable to Artio Global Investors	$0.36			$0.39	$0.38			$0.41	$0.38			$0.41

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	58,576,859	1,200,000	(d)	59,776,859	60,322,994	-		60,322,994	58,403,877	1,200,000	(d)	59,603,877

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 4
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Six Months Ended Jun. 30, 2011				Six Months Ended Jun. 30, 2010
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$159,985	$-		$159,985	$169,128	$-		$169,128
Net gains (losses) on securities held for deferred compensation	363	-		363	(140)	-		(140)
Foreign currency losses	(20)	-		(20)	(22)	-		(22)
Total revenues and other operating income	160,328	-		160,328	168,966	-		168,966

Expenses:
Employee compensation and benefits	53,830	(5,268	)(a)	48,562	49,816	(5,771	)(a)	44,045
Shareholder servicing and marketing	10,028	-		10,028	10,146	-		10,146
General and administrative	20,529	-		20,529	20,730	-		20,730
Total expenses	84,387	(5,268)		79,119	80,692	(5,771)		74,921

Operating income before income tax expense	75,941	5,268		81,209	88,274	5,771		94,045

Non-operating income (loss)	409	-		409	(1,309)	-		(1,309)
Income before income tax expense	76,350	5,268		81,618	86,965	5,771		92,736

Income taxes	31,620	2,485	(b)	34,105	30,659	10,195	(b)	40,854
Net income	44,730	2,783		47,513	56,306	(4,424)		51,882

Net income attributable to non-controlling interests in AGH	1,488	(1,488	)(c)	-	18,483	(18,483	)(c)	-
Net income (loss) attributable to non-controlling interests in CIP	60	-		60	-	-		-
Net income attributable to Artio Global Investors	$43,182	$4,271		$47,453	$37,823	$14,059		$51,882

Net income per diluted share attributable to Artio Global Investors	$0.74			$0.80	$0.80			$0.86

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	58,475,249	1,200,000	(d)	59,675,249	47,151,819	13,120,442	(d)	60,272,261

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 5
Notes to Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income

Management believes the Non-GAAP adjustments set forth below provide more meaningful comparisons between periods.  Additional information on the reorganization of the Company's ownership structure and the relating non-recurring items are discussed in the Company's prospectus dated September 23, 2009.

(a)	Adjustments to exclude the amortization expense associated with the restricted stock units ("RSUs") awarded at the time of the IPO, as the granting of the awards was one-time in nature.

(b)
The adjustments to income taxes for the three and six months ended Jun. 30, 2011 and 2010, and the three months ended Mar. 31, 2011 reflect the tax   effect of the assumed full exchange of the Principals' non-controlling interests for Class A common stock on the first day of the respective period, since   prior to such exchange, income tax expense excludes the U.S. federal and state taxes for the income attributable to the Principals.  In addition, the  adjustments reflect the tax effects of excluding the amortization expense associated with the RSUs awarded at the time of the IPO.

(c)	Adjustment to eliminate the Principals' non-controlling interests which are assumed to be exchanged for Class A common stock on the first day of the respective period.

(d)	Diluted shares outstanding assumes the Principals have fully exchanged their New Class A Units in Artio Global Holdings LLC for Class A common stock in the public company.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 6
Assets under Management by Investment Vehicle
(unaudited, in millions)

	Three Months Ended			% Change From		Six Months Ended		% Change From
	Jun. 30, 2011	Jun. 30, 2010	Mar. 31, 2011	Jun. 30, 2010	Mar. 31, 2011	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2010

Proprietary Funds
Beginning assets under management	$22,854	$24,751	$23,013	(8)%	(1)%	$23,013	$24,482	(6)%
Gross client cash inflows	1,136	1,657	1,788	(31)%	(36)%	2,924	3,678	(21)%
Gross client cash outflows	(2,739)	(2,844)	(2,473)	4%	(11)%	(5,212)	(4,839)	(8)%
Net client cash flows	(1,603)	(1,187)	(685)	(35)%	(134)%	(2,288)	(1,161)	(97)%
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(1,603)	(1,187)	(685)	(35)%	(134)%	(2,288)	(1,161)	(97)%
Market appreciation (depreciation)	(59)	(2,534)	526	98%	(111)%	467	(2,291)	120%
Ending assets under management	21,192	21,030	22,854	1%	(7)%	21,192	21,030	1%

Institutional Commingled Funds
Beginning assets under management	9,374	9,256	9,236	1%	1%	9,236	9,198	0%
Gross client cash inflows	104	166	153	(37)%	(32)%	257	468	(45)%
Gross client cash outflows	(1,149)	(534)	(424)	(115)%	(171)%	(1,573)	(796)	(98)%
Net client cash flows	(1,045)	(368)	(271)	(184)%	NM	(1,316)	(328)	NM
Transfers between investment vehicles	(22)	-	210	NM	(110)%	188	-	NM
Total client cash flows	(1,067)	(368)	(61)	(190)%	NM	(1,128)	(328)	NM
Market appreciation (depreciation)	(22)	(1,046)	199	98%	(111)%	177	(1,028)	117%
Ending assets under management	8,285	7,842	9,374	6%	(12)%	8,285	7,842	6%

Separate Accounts
Beginning assets under management	14,768	17,786	16,801	(17)%	(12)%	16,801	17,854	(6)%
Gross client cash inflows	31	685	135	(95)%	(77)%	166	1,103	(85)%
Gross client cash outflows	(677)	(906)	(2,240)	25%	70%	(2,917)	(1,473)	(98)%
Net client cash flows	(646)	(221)	(2,105)	(192)%	69%	(2,751)	(370)	NM
Transfers between investment vehicles	22	-	(210)	NM	110%	(188)	-	NM
Total client cash flows	(624)	(221)	(2,315)	(182)%	73%	(2,939)	(370)	NM
Market appreciation (depreciation)	77	(1,564)	282	105%	(73)%	359	(1,483)	124%
Ending assets under management	14,221	16,001	14,768	(11)%	(4)%	14,221	16,001	(11)%

Sub-advisory Accounts
Beginning assets under management	4,332	4,624	4,357	(6)%	(1)%	4,357	4,459	(2)%
Gross client cash inflows	66	380	151	(83)%	(56)%	217	693	(69)%
Gross client cash outflows	(1,300)	(419)	(320)	NM	NM	(1,620)	(554)	(192)%
Net client cash flows	(1,234)	(39)	(169)	NM	NM	(1,403)	139	NM
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(1,234)	(39)	(169)	NM	NM	(1,403)	139	NM
Market appreciation (depreciation)	39	(463)	144	108%	(73)%	183	(476)	138%
Ending assets under management	3,137	4,122	4,332	(24)%	(28)%	3,137	4,122	(24)%

Total Assets under Management
Beginning assets under management	51,328	56,417	53,407	(9)%	(4)%	53,407	55,993	(5)%
Gross client cash inflows	1,337	2,888	2,227	(54)%	(40)%	3,564	5,942	(40)%
Gross client cash outflows	(5,865)	(4,703)	(5,457)	(25)%	(7)%	(11,322)	(7,662)	(48)%
Net client cash flows	(4,528)	(1,815)	(3,230)	(149)%	(40)%	(7,758)	(1,720)	NM
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(4,528)	(1,815)	(3,230)	(149)%	(40)%	(7,758)	(1,720)	NM
Market appreciation (depreciation)	35	(5,607)	1,151	101%	(97)%	1,186	(5,278)	122%
Ending assets under management	$46,835	$48,995	$51,328	(4)%	(9)%	$46,835	$48,995	(4)%

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 7
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From		Six Months Ended		% Change From
	Jun. 30, 2011	Jun. 30, 2010	Mar. 31, 2011	Jun. 30, 2010	Mar. 31, 2011	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2010

International Equity I
Beginning assets under management	$17,298	$20,955	$18,781	(17)%	(8)%	$18,781	$21,656	(13)%
Gross client cash inflows	182	312	432	(42)%	(58)%	614	652	(6)%
Gross client cash outflows	(1,643)	(1,371)	(2,262)	(20)%	27%	(3,905)	(2,472)	(58)%
Net client cash flows	(1,461)	(1,059)	(1,830)	(38)%	20%	(3,291)	(1,820)	(81)%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(1,461)	(1,059)	(1,830)	(38)%	20%	(3,291)	(1,820)	(81)%
Market appreciation (depreciation)	(69)	(2,476)	347	97%	(120)%	278	(2,416)	112%
Ending assets under management	15,768	17,420	17,298	(9)%	(9)%	15,768	17,420	(9)%

International Equity II
Beginning assets under management	22,243	24,559	23,272	(9)%	(4)%	23,272	24,716	(6)%
Gross client cash inflows	384	1,170	882	(67)%	(56)%	1,266	2,154	(41)%
Gross client cash outflows	(3,053)	(2,297)	(2,362)	(33)%	(29)%	(5,415)	(3,476)	(56)%
Net client cash flows	(2,669)	(1,127)	(1,480)	(137)%	(80)%	(4,149)	(1,322)	NM
Transfers between investment strategies	-	-	-	NM	NM	-	50	(100)%
Total client cash flows	(2,669)	(1,127)	(1,480)	(137)%	(80)%	(4,149)	(1,272)	NM
Market appreciation (depreciation)	(28)	(2,880)	451	99%	(106)%	423	(2,892)	115%
Ending assets under management	19,546	20,552	22,243	(5)%	(12)%	19,546	20,552	(5)%

High Grade Fixed Income
Beginning assets under management	5,036	5,251	5,088	(4)%	(1)%	5,088	5,293	(4)%
Gross client cash inflows	229	431	148	(47)%	55%	377	622	(39)%
Gross client cash outflows	(594)	(167)	(233)	NM	(155)%	(827)	(556)	(49)%
Net client cash flows	(365)	264	(85)	NM	NM	(450)	66	NM
Transfers between investment strategies	104	-	(5)	NM	NM	99	10	NM
Total client cash flows	(261)	264	(90)	(199)%	(190)%	(351)	76	NM
Market appreciation (depreciation)	110	137	38	(20)%	189%	148	283	(48)%
Ending assets under management	4,885	5,652	5,036	(14)%	(3)%	4,885	5,652	(14)%

High Yield
Beginning assets under management	5,304	4,523	4,907	17%	8%	4,907	3,516	40%
Gross client cash inflows	502	777	709	(35)%	(29)%	1,211	1,976	(39)%
Gross client cash outflows	(499)	(818)	(569)	39%	12%	(1,068)	(1,092)	2%
Net client cash flows	3	(41)	140	107%	(98)%	143	884	(84)%
Transfers between investment strategies	(104)	-	5	NM	NM	(99)	(10)	NM
Total client cash flows	(101)	(41)	145	(146)%	(170)%	44	874	(95)%
Market appreciation (depreciation)	43	(241)	252	118%	(83)%	295	(149)	NM
Ending assets under management	5,246	4,241	5,304	24%	(1)%	5,246	4,241	24%

Global Equity
Beginning assets under management	1,066	892	1,025	20%	4%	1,025	618	66%
Gross client cash inflows	8	73	19	(89)%	(58)%	27	378	(93)%
Gross client cash outflows	(20)	(35)	(14)	43%	(43)%	(34)	(47)	28%
Net client cash flows	(12)	38	5	(132)%	NM	(7)	331	(102)%
Transfers between investment strategies	-	-	-	NM	NM	-	(50)	100%
Total client cash flows	(12)	38	5	(132)%	NM	(7)	281	(102)%
Market appreciation (depreciation)	(17)	(113)	36	85%	(147)%	19	(82)	123%
Ending assets under management	1,037	817	1,066	27%	(3)%	1,037	817	27%

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 7
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From		Six Months Ended		% Change From
	Jun. 30, 2011	Jun. 30, 2010	Mar. 31, 2011	Jun. 30, 2010	Mar. 31, 2011	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2010

US Equity
Beginning assets under management	274	126	227	117%	21%	227	81	180%
Gross client cash inflows	23	125	36	(82)%	(36)%	59	160	(63)%
Gross client cash outflows	(56)	(8)	(11)	NM	NM	(67)	(11)	NM
Net client cash flows	(33)	117	25	(128)%	NM	(8)	149	(105)%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(33)	117	25	(128)%	NM	(8)	149	(105)%
Market appreciation (depreciation)	(6)	(21)	22	71%	(127)%	16	(8)	NM
Ending assets under management	235	222	274	6%	(14)%	235	222	6%

Other (1)
Beginning assets under management	107	111	107	(4)%	0%	107	113	(5)%
Gross client cash inflows	9	-	1	NM	NM	10	-	NM
Gross client cash outflows	-	(7)	(6)	100%	100%	(6)	(8)	25%
Net client cash flows	9	(7)	(5)	NM	NM	4	(8)	150%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	9	(7)	(5)	NM	NM	4	(8)	150%
Market appreciation (depreciation)	2	(13)	5	115%	(60)%	7	(14)	150%
Ending assets under management	118	91	107	30%	10%	118	91	30%

Total Assets under Management
Beginning assets under management	51,328	56,417	53,407	(9)%	(4)%	53,407	55,993	(5)%
Gross client cash inflows	1,337	2,888	2,227	(54)%	(40)%	3,564	5,942	(40)%
Gross client cash outflows	(5,865)	(4,703)	(5,457)	(25)%	(7)%	(11,322)	(7,662)	(48)%
Net client cash flows	(4,528)	(1,815)	(3,230)	(149)%	(40)%	(7,758)	(1,720)	NM
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(4,528)	(1,815)	(3,230)	(149)%	(40)%	(7,758)	(1,720)	NM
Market appreciation (depreciation)	35	(5,607)	1,151	101%	(97)%	1,186	(5,278)	122%
Ending assets under management	46,835	48,995	51,328	(4)%	(9)%	46,835	48,995	(4)%

1.  Other includes the Local Emerging Markets Debt Fund, Global Credit Opportunities Fund, Other International Equity and Other strategies.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 8
Mutual Fund Performance Data (1)

	Morningstar Ratings /
	Funds in Total Universe (# of Funds)			Lipper Percentile Rankings (PR) / Funds in Total Universe (# of Funds)
				YTD		1-Year		3-Year		5-Year		10-Year
		# of			# of		# of		# of		# of		# of
Fund (3)	Rating	Funds	Category	PR	Funds	PR	Funds	PR	Funds	PR	Funds	PR	Funds	Classification

Artio International Equity Fund, Class A (2)	4	714	Foreign Large Blend	97	402	96	386	85	348	55	293	4	182	International Large-Cap Core
Artio International Equity Fund, Class I (2)	4	714	Foreign Large Blend	96	402	95	386	82	348	52	293	3	182	International Large-Cap Core

Artio International Equity II Fund, Class A	3	714	Foreign Large Blend	96	402	94	386	68	348	35	293	NA	NA	International Large-Cap Core
Artio International Equity II Fund, Class I	4	714	Foreign Large Blend	95	402	93	386	64	348	28	293	NA	NA	International Large-Cap Core

Artio Global Equity Fund, Class A	3	683	World Stock	97	118	87	110	50	93	57	72	NA	NA	Global Large-Cap Core
Artio Global Equity Fund, Class I	3	683	World Stock	94	118	83	110	48	93	54	72	NA	NA	Global Large-Cap Core

Artio Microcap Fund, Class A	3	666	Small Growth	5	765	4	743	3	669	NA	NA	NA	NA	Small-Cap Core
Artio Microcap Fund, Class I	4	666	Small Growth	5	765	4	743	3	669	NA	NA	NA	NA	Small-Cap Core

Artio Smallcap Fund, Class A	4	666	Small Growth	52	765	69	743	9	669	NA	NA	NA	NA	Small-Cap Core
Artio Smallcap Fund, Class I	4	666	Small Growth	50	765	65	743	8	669	NA	NA	NA	NA	Small-Cap Core

Artio Midcap Fund, Class A	3	681	Mid-Cap Growth	6	344	3	331	23	296	NA	NA	NA	NA	Mid-Cap Core
Artio Midcap Fund, Class I	3	681	Mid-Cap Growth	5	344	2	331	21	296	NA	NA	NA	NA	Mid-Cap Core

Artio Multicap Fund, Class A	4	1,476	Large Growth	11	846	4	822	10	723	NA	NA	NA	NA	Multi-Cap Core
Artio Multicap Fund, Class I	4	1,476	Large Growth	10	846	3	822	8	723	NA	NA	NA	NA	Multi-Cap Core

Artio Global High Income Fund, Class A	5	507	High Yield Bond	15	509	38	487	15	430	7	360	NA	NA	High Current Yield
Artio Global High Income Fund, Class I	5	507	High Yield Bond	10	509	30	487	13	430	5	360	NA	NA	High Current Yield

Artio Total Return Bond Fund, Class A	4	1,017	Intermediate Term Bond	21	587	25	561	51	484	29	393	5	271	Intermediate Investment Grade Debt
Artio Total Return Bond Fund, Class I	4	1,017	Intermediate Term Bond	14	587	21	561	44	484	22	393	2	271	Intermediate Investment Grade Debt

Note: Data as of June 30, 2011

NA: Not applicable

1.
Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds and fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)  The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.  A fund's independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating. Data presented reflect past performance, which is no guarantee of future results. © 2011 Morningstar, Inc. All Rights Reserved.  This news release is not, and should not be considered, sales material and is not an offer or a solicitation for any securities.

2.	Closed to new investors.

3.	The Artio Local Emerging Markets Debt Fund was launched in May 2011 and is not yet ranked or rated in any of the above categories.